Significant accounting policies	12 Months Ended
Mar. 30, 2019
Accounting Policies [Abstract]
Significant accounting policies
2.	Significant accounting policies:

(a)	Revenue recognition:
Sales are recognized at the point of sale when merchandise is picked up by the customer or delivered to a customer. Sales to our wholesale customers are recognized upon transfer of control, which occurs upon receipt by the customer. Shipping and handling fees billed to customers are included in net sales.
Revenues for gift certificate sales and store credits are recognized upon redemption. Prior to recognition as a sale, gift certificates are recorded as accounts payable on the balance sheet. Based on historical redemption rates, the Company estimates the portion of outstanding gift certificates (not subject to unclaimed property laws) that will ultimately not be redeemed and records this amount as breakage income. The Company recognizes such breakage income in proportion to redemption rates of the overall population of gift certificates and store credits. Gift certificates and store credits outstanding and subject to unclaimed property laws are maintained as accrued liabilities until remitted in accordance with local ordinances.
Sales of consignment merchandise are recognized at such time as the merchandise is sold, and are recorded on a gross basis because the Company is the primary obligor of the transaction, has general latitude on setting the price, has discretion as to the suppliers, is involved in the selection of the product and has inventory loss risk.
Sales are reported net of returns and sales taxes. The Company generally gives its customers the right to return merchandise purchased by them within 10 to 90 days, depending on the product sold and records a provision at the time of sale for the effect of the estimated returns which is determined based on historical experience.
Revenues for repair services are recognized when the service is delivered to and accepted by the customer.
Licensing fees are recognized when the product is delivered to and accepted by the customer.

(b)	Cost of sales:
Cost of sales includes direct inbound freight and duties, direct labor related to repair services, design and creative (labor and overhead) inventory shrink, inventory thefts, and boxes (jewelry, watch and giftware). Indirect freight including inter-store transfers, purchasing and receiving costs, distribution costs and warehousing costs are included in selling, general and administrative expenses. Purchase discounts are recorded as a reduction of inventory cost and are recorded to cost of sales as the items are sold. Mark down dollars received from vendors are recorded as a reduction of inventory costs to the specific items to which they apply and are recognized in cost of sales once the items are sold.

(c)	Cash and cash equivalents:
The Company utilizes a cash management system under which a book cash overdraft may exist in its primary disbursement account. These overdrafts, when applicable, represent uncleared checks in excess of cash balance in the bank account at the end of a reporting period and have been reclassified to accounts payable on the consolidated balance sheets.
The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. Amounts receivable from credit card issuers are included in cash and cash equivalents and are typically converted to cash within 2 to 4 days of the original sales transaction. These amounts totaled $1.0 million at March 30, 2019 and March 31, 2018, respectively.

(d)	Accounts receivable:
Accounts receivable arise primarily from customers’ use of our private label and proprietary credit cards and wholesale sales. Several installment sales plans are offered to our private label credit card holders and proprietary credit card holders which vary as to repayment terms and finance charges. Finance charges on the Company’s consumer credit receivables, when applicable, accrue at rates ranging from 0% to 9.99% per annum for financing plans. The Company maintains allowances for doubtful accounts associated with the accounts receivable recorded on the balance sheet for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined based on a combination of factors including, but not limited to, the length of time that the receivables are past due, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences. The Company classifies a receivable account as past due if a required payment amount has not been received within the allotted time frame (generally 30 days), after which internal collection efforts commence. Once all internal collection efforts have been exhausted and management has reviewed the account, the account is put on nonaccrual status and may be sent for external collection or legal action. Upon the suspension of the accrual of interest, interest income is recognized to the extent cash payments received exceed the balance of the principal amount owed on the account. After all collection efforts have been exhausted, including internal and external collection efforts, an account is written off.
The Company guarantees a portion of its private label credit card sales to its credit card vendor. The Company maintains a liability associated with these outstanding amounts. Similar to the allowance for doubtful accounts, the liability related to these guaranteed sales amounts are based on a combination of factors including the length of time the receivables are past due to the Company’s credit card vendor, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences of similar credits. If the financial conditions of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

(e)	Inventories:
Finished goods inventories and inventories of raw materials are valued at the lower of average cost (which includes material, labor and overhead costs) or market. The Company records provisions for lower of cost or market, damaged goods, and slow-moving inventory. The cost of inbound freight and duties are included in the carrying value of the inventories.
The allowance for inventory shrink is estimated for the period from the last physical inventory date to the end of the reporting period on a store by store basis and at our distribution centers. The shrink rate from the most recent physical inventory, in combination with historical experience, is the basis for providing a shrink allowance. Inventory is written down for estimated slow moving inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

(f)	Property and equipment:
Property and equipment are recorded at cost less any impairment charges. Maintenance and repair costs are charged to selling, general and administrative expenses as incurred, while expenditures for major renewals and improvements are capitalized. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the assets as follows:

Asset	Period

Leasehold improvements	Lesser of term of the lease or the economic life
Software and electronic equipment	1 - 6 years
Furniture and fixtures	5 - 8 years
Equipment	3 - 8 years

(g)	Intangible assets and other assets:
Eligible costs incurred during the development stage of information systems projects are capitalized and amortized over the estimated useful life of the related project and presented as part of intangible assets and other assets on the Company’s balance sheet. Eligible costs include those related to the purchase, development, and installation of the related software.
Intangible assets and other assets also consist of trademarks and tradenames, which are amortized using the straight-line method over a period of 15 to 20 years. The Company had $5.2 million and $4.6 million of intangible assets at cost as at March 30, 2019 and March 31, 2018, respectively. The Company had $0.8 million and $0.7 million of accumulated amortization of intangibles at March 30, 2019 and March 31, 2018, respectively.

(h)	Deferred financing costs:
The Company amortizes deferred financing costs incurred in connection with its financing agreements using the effective interest method over the term of the related financing. Such deferred costs are presented as a reduction to bank indebtedness and long-term debt in the accompanying consolidated balance sheets.

(i)	Warranty accrual:
The Company generally provides warranties on its jewelry and watches for periods extending up to five years and has a battery replacement policy for its private label watches. The Company accrues a liability based on its historical repair costs for such warranties.

(j)	Income taxes:
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial statement reporting purposes and the bases for income tax purposes, and (b) operating losses and tax credit carryforwards. Deferred income tax assets are evaluated and, if realization is not considered to be more-likely-than-not, a valuation allowance is provided (see note 10(a)).

(k)	Foreign exchange:
Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date. Non-monetary assets and liabilities denominated in foreign currencies are translated at the rates prevailing at the respective transaction dates. Revenue and expenses denominated in foreign currencies are translated at average rates prevailing during the year. Foreign exchange gains (losses) of ($0.1) million, $0.3 million, and ($0.2) million were recorded in cost of goods sold for the years ended March 30, 2019, March 31, 2018, and March 25, 2017 , respectively and ($0.3) million, $0.1 million, and $0.1 million of gains (losses) on foreign exchange were recorded in interest and other financial costs related to U.S. dollar denominated debts for the years ended March 30, 2019, March 31, 2018, and March 25, 2017 , respectively.

(l)	Impairment of long-lived assets:
The Company periodically reviews the estimated useful lives of its depreciable assets and changes in useful lives are made on a prospective basis unless factors indicate the carrying amounts of the assets may not be recoverable and an impairment write-down is necessary. However, the Company will review its long-lived assets for impairment once events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition is less than its carrying value. Measurement of an impairment loss for such long-lived assets would be based on the difference between the carrying value and the fair value of the asset, with fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company recorded non-cash impairment charges on long-lived assets of $0.1 million and $2.8 million during the fiscal years 2019 and 2018, respectively. In fiscal 2019, these charges were related to the leasehold improvements at a retail location due to its projected operating performance. In fiscal 2018, these charges were related to the leasehold improvements at a retail location due to its projected operating performance and certain software costs associated with a decision to modify and delay the scope of the implementation of the Company’s new ERP system. No impairment charges were recorded in fiscal 2017.

(m)	Advertising and marketing costs:
Advertising and marketing costs are generally charged to expense as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. However, certain expenses such as those related to catalogs are expensed at the time such catalogs are shipped to recipients. The Company and its vendors participate in cooperative advertising programs in which the vendors reimburse the Company for a portion of certain specific advertising costs which are netted against advertising expense in selling, general and administrative expenses, and amounted to $1.0 million, $1.1 million and $1.1 million for each of the years ended March 30, 2019, March 31, 2018, and March 25, 2017, respectively. Advertising and marketing expense, net of vendor cooperative advertising allowances, amounted to $8.7 million, $9.5 million, and $7.3 million in the years ended March 30, 2019, March 31, 2018, and March 25, 2017, respectively.

(n)	Restructuring charges:
In fiscal 2019 and fiscal 2018, restructuring charges of $1.2 million and $0.9 million respectively, were primarily associated with severance as the Company eliminated certain head office positions to further increase efficiency and to align corporate functions with its strategic direction following the Aurum Transaction. In fiscal 2017, restructuring charges consisted of exit costs and other costs associated with the reorganization of the Company’s operations to achieve operational efficiencies, including the consolidation of most of the Company’s administrative workforce from its former regional office in Florida to its Montreal corporate head office. Costs associated with restructuring activities are recorded when the liability is incurred or when such costs are deemed probable and estimable and represent the Company’s best estimate. Restructuring charges of $0.8 million were recorded within accrued expenses in the consolidated balance sheet as of March 30, 2019.

(o)	Pre-opening expenses:
Pre-opening expenses related to the opening of new and relocated stores are expensed in the period incurred.

(p)	Operating leases:
The Company’s operating leases include its office space, distribution facilities and retail store locations. Rent expense is recorded on a straight-line basis, which takes into effect any rent escalations, rent holidays and fixturing periods. Lessor incentive amounts on operating leases are deferred and amortized as a reduction of rent expense over the term of the lease. Deferred operating lease liabilities amounted to $10.2 million at March 30, 2019 ($6.2 million at March 31, 2018) presented as other long term liabilities. Lease terms are from the inception of the fixturing period until the end of the initial lease term and generally exclude renewal periods. However, renewal periods would be included in instances in which the exercise of the renewal period option would be reasonably assured and failure to exercise such option would result in an economic penalty. Contingent rent payments vary by lease, are based on a percentage of revenue above a predetermined sales level and are expensed when it becomes probable the sales levels will be achieved. This level is different for each location and includes and excludes various types of sales.
In December 2000, the Company entered into a capital lease agreement for its Montreal head office and store pursuant to which the Company sold and leased back the building, including the Montreal flagship store, for a term of 20 years ending December 11, 2020. The net annual rent rate was $2.2 million for the period that ended on December 11, 2016. On November 1, 2016, the Company entered into an agreement with the new owner of the building to terminate the then existing lease agreement for the building in advance of its expiry date in December 2020 and to lease the premise for the Company’s Montreal flagship store at its current location, which is an operating lease. As a result, a capital lease asset was of $8.7 million and a capital lease obligation of $11.6 million at November 1, 2016 were derecognized and a non-cash gain of $2.9 million (included as part of other long-term liabilities) is being deferred and amortized over the term of the new lease of the flagship store. As of March 30, 2019, a deferred non-cash gain of $2.3 million remains on the balance sheet and is included as part of other long-term liabilities.

(q)	Earnings per common share:
Basic earnings per share (“EPS”) is computed as net earnings divided by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the dilutive effect of the assumed exercise of stock options and warrants.
The following table sets forth the computation of basic and diluted earnings per common share for the years ended March 30, 2019, March 31, 2018, and March 25, 2017:

	Fiscal Year Ended
	March 30, 2019	March 30, 2018*	March 25, 2017*
	(In thousands, except per share data)
Basic (loss) income per common share computation:
Numerator:
Net (loss) income	$(18,686)	$14,095	$7,075
Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,961
Income per common share	$(1.04)	$0.78	$0.39
Diluted (loss) income per common share computation:
Numerator:
Net (loss) income	$(18,686)	$14,095	$7,075
Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,961
Dilutive effect of stock options and warrants	-	432	457
Weighted-average common shares outstanding – diluted	17,961	18,393	18,418
Diluted (loss) income per common share	$(1.04)	$0.77	$0.38
(*) Recast (refer to note 1)
The following table sets forth the computation of basic and diluted earnings from continuing operations per common share for the years ended March 30, 2019, March 31, 2018, and March 25, 2017:

	Fiscal Year Ended
	March 30, 2019	March 30, 2018*	March 25, 2017*
	(In thousands, except per share data)
Basic loss come from continuing operations per common share computation:
Numerator:
Net loss from continuing operations	$(18,305)	$(21,995)	$(8,859)
Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,961
Loss per common share	$(1.02)	$(1.22)	$(0.49)
Diluted income per common share computation:
Numerator:
Net loss	$(18,305)	$(21,995)	$(8,859)

Denominator:
Weighted-average common shares outstanding	17,961	17,961	17,961
Dilutive effect of stock options and warrants	-	432-	457-
Weighted-average common shares outstanding – diluted	17,961	18,393	18,418
Diluted loss per common share	$(1.02)	$(1.20)	$(0.48)
(*) Recast (refer to note 1)
For the year ended March 30, 2019, the effect from the assumed exercise of 288,000 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 31, 2018, the effect from the assumed exercise of 381,487 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 25, 2017, the effect from the assumed exercise of 417,377 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants was excluded from the computation of diluted earnings per share due to their antidilutive effect.

(r)	Commodity and currency risk:
The Company has exposure to market risk related to gold, silver, platinum and diamond purchases and foreign exchange risk. The Company may periodically enter into gold futures contracts to economically hedge a portion of these risks. During the years ended and as of March 30, 2019 and March 31, 2018, there were no such contracts outstanding.

(s)	Recent Accounting Pronouncements adopted during the year:
In May 2014, the FASB issued ASU 2014-09 -
Revenue from Contracts with Customers (Topic
606)
, to clarify the principles of recognizing revenue and create common revenue recognition guidance between U.S. GAAP and International Financial Reporting Standards. The core principle of the guidance is that a company should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In doing so, companies need to use more judgment and make more estimates than under previous guidance. These may include identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. The standard permits the use of either the retrospective or modified retrospective method. Under the modified retrospective method, the prior period financial statements presented are not required to be restated. The Company adopted this guidance on April 1, 2018 using the modified retrospective approach.
The impact of the adoption of ASU 2014-09 on the Company’s consolidated financial statements is as follows:
The Company’s revenue is primarily generated from the sale of finished products to customers (primarily through the retail, e-commerce or wholesale channels). The Company’s performance obligations underlying such sales, and the timing of revenue recognition related thereto, remain substantially unchanged following the adoption of this ASU.
This ASU requires sales returns reserves to be presented on a gross basis on the consolidated balance sheet, with the asset related to merchandise expected to be returned recorded outside of Accounts receivable and other receivables. Prior to the adoption of this ASU, sales returns reserves were recorded on a net basis within Accrued liabilities. The adoption of ASU 2014-09 has no impact on the method of calculating the sales return reserve.
The impact of the adoption of ASU
2014-09
 on the Company’s consolidated balance sheet as of March 30, 2019 was as follows:

	March 30, 2019
	As Reported	Balances without adoption of ASC 606	Effect of adoption Increase / (decrease)
	(In thousands)

Prepaids and other current assets	$2,142	$1,907	$235
Accrued liabilities	9,657	9,422	235
There was no significant impact from the adoption of ASU
2014-09
 on the Company’s consolidated statement of operations or its consolidated statement of cash flows.

Recent Accounting Pronouncements not yet adopted:
In February 2017, the FASB issued ASU 2017-02 -
Leases (Topic 842)
. The new guidance primarily impacts lessee accounting by requiring the recognition of a right-of-use asset and a corresponding lease liability on the balance sheet for long-term lease agreements. The lease liability will be equal to the present value of all reasonably certain lease payments. The right-of-use asset will be based on the liability, subject to adjustment for initial direct costs. Lease agreements that are 12 months or less are permitted to be excluded from the balance sheet. Leases will be classified as finance or operating, with classification affecting the pattern of expense recognition in the income statement. In general, leases will be amortized on a straight-line basis with the exception of finance lease agreements.
The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018 and can be adopted using a modified retrospective approach, which requires lessees and lessors to recognize and measure all leases within the scope of this ASU using one of the following transition methods: (i) as of the beginning of the earliest comparative period presented in the financial statements, or (ii) as of the beginning of the period in which this ASU is adopted. The Company will adopt the ASU in fiscal 2020 by applying its provisions prospectively and recognizing cumulative-effect adjustments to the opening balance of retained earnings as of March 31, 2019. The standard will have a significant impact on the Company’s consolidated balance sheet due to the recognition of right-of-use assets and lease liabilities for leases currently classified as operating leases with a term over twelve months. The Company has identified all contracts that contain a lease and has assembled the data necessary to calculate the estimated impact on transition. The Company continues to work on identifying potential changes to its business processes and internal controls necessary to meet the reporting and disclosure requirements of this standard.
The new standard provides a number of practical expedients and accounting policy elections upon transition. The Company will elect the package of practical expedients permitted under the transition guidance, which provides that an entity need not reassess: (i) whether any expired or existing contracts are or contain leases, (ii) the lease classification for any expired or existing leases, and (iii) initial direct costs for any existing leases. The Company also elected to not reassess lease terms using hindsight and expects to combine lease and non-lease components for new leases subsequent to March 30, 2019.
The Company estimates the following impacts to its consolidated balance sheet as at March 31, 2019:

-	The establishment of a lease liability of approximately $74 million to $82 million;
-	The establishment of a right of use asset of approximately $65 million to $73 million; and
-
The
re-classification
 to opening retained earnings of deferred lease inducements of approximately $7 million and deferred gains on sales-leasebacks of approximately $2 million previously included in other long-term liabilities.

In June 2016, the FASB issued ASU
2016-13
 -
Financial Instruments – Credit Losses (Topic 326)
, which amends guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost, the new guidance eliminates the probable initial recognition threshold in current GAAP and, instead, requires an entity to reflect its current estimate of all expected credit losses. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected. ASU
2016-13
 will affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, and any other financial assets not excluded from the scope that have the contractual right to receive cash. ASU
2016-13
 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2019. Management continues to evaluate the impact the adoption of this guidance will have on the Company’s financial position and results of operations.